SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by registrant  [X]
      Filed by a party other than the registrant[ ]
      Check the appropriate box:
       [ ]  Preliminary proxy statement
       [X]  Definitive proxy statement
       [ ]  Definitive additional  materials
       [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           The New Germany Fund, Inc.
                (Name of Registrant as Specified in Its Charter)
                           The New Germany Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

   Payment of filing fee (Check the appropriate box):
   [x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
   [ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4) Proposed maximum aggregate value of transaction:

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 21, 1996

                              --------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The New Germany Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 21, 1996 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1. To elect three Directors.

      2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

      3. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock at the close of business on May 6, 1996 are entitled to notice of and to vote at this meeting or any adjournment thereof.


                                                       Robert R. Gambee
                                                       Secretary

Dated: May 10, 1996

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 21, 1996

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

     This proxy statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 21, 1996 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York, and any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

     The close of business on May 6, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 32,857,898 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 10, 1996.

     The election of Directors (Proposal 1) requires the affirmative vote of the holders of a plurality of the shares represented at the Meeting. The ratification of the selection of Price Waterhouse LLP as independent accountants for the Fund (Proposal 2) requires the affirmative vote of the holders of a simple majority of the shares represented at the Meeting. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The Fund does not anticipate receiving any broker non-votes at the Meeting in light of the nature of the matters to be acted upon at the Meeting.

     The date of this Proxy Statement is May 10, 1996.

                                  INTRODUCTION

     The Board of Directors of the Fund has nominated three directors for election at the Meeting (Proposal 1) and approved the selection of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996, for ratification by the stockholders at the Meeting (Proposal 2). The effectiveness of each of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the shares present at the Meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class II expires at the 1996 annual meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting. Three Class II nominees are proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy for the unexpired term by the vote of a majority of their number, as at present. Any Director elected by the Board to fill a vacancy would hold office for the unexpired portion of the term of the Director whose place has been filled. A Director elected by the Board to fill a newly created directorship resulting from an increase in the number of Directors will hold office until the next election of the class for which that Director was chosen. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors. The manager of the Fund is Deutsche Morgan Grenfell/C. J. Lawrence Inc. ("DMG" or the "Manager") and the investment adviser is Deutsche Asset Management GmbH ("DBAM" or the "Investment Adviser").

     Information Regarding Directors and Officers

     The following table shows certain information about the Directors and the nominee for election as Director, including beneficial ownership of Common Stock of the Fund. Each of the incumbent Directors has served as a Director of the Fund since the Fund's inception in 1990 except for Mr. Robert H. Wadsworth, who was elected to the Board on June 19, 1992; Dr. Franz Wilhelm Hopp and Mr. Bert Wasserman, who were elected to the Board on June 18, 1993; Mr. James Macmillan-Scott, who was elected to the Board on December 16, 1994; and Mr. Ernst-Ulrich Matz, who was elected to the Board on April 24, 1995.

     The following have been nominated for election at the 1996 Annual Meeting:

                                                                                                            Shares of Common Stock
                                                                                                               Beneficially Owned,
                                                                                                             Directly or Indirectly,
     Name                 Age       Position with Fund     Principal Occupations During Past Five Years         at May 6, 1996 (1)
     ----                 ---       ------------------     --------------------------------------------         ------------------

John A. Bult(2)(3)        59            Director           Chairman of PaineWebber International,                     1,278
  Class II                                                    Director of PaineWebber Group, Inc.
                                                              Director of The Brazilian Equity
                                                              Fund, Inc., The France Growth Fund, Inc.
                                                              and The Greater China Fund, Inc.

John H. Cannon            54            Director           Vice President and Treasurer of the                          104
  Class II                                                    Woolworth Corporation. Director of the
                                                              German American Chamber of
                                                              Commerce, Inc.

Robert H.                 56            Director           President of Robert H. Wadsworth                             592
Wadsworth(2)                                                  & Associates, Inc. Director of The
  Class II                                                    CountryBaskets Index Fund, Inc.

     The following are Directors whose terms continue:

Dr. Rolf-Ernst            58            Chairman,          Member of the Board of Managing Directors                    --
Breuer(2)(3)(4)                          President and        of Deutsche Bank AG. Member of the
  Class I                                Director             Board of Managing Directors of Deutsche
                                                              Bank North America Holding Corp. AG.
                                                              Deputy Chairman of the Supervisory Board
                                                              of Durr Beteiligungs AG. Deputy Chairman
                                                              of the Supervisory Board of Klockner Werke
                                                              AG. Member of the Supervisory Board of
                                                              Preussag AG. Chairman of the Board of
                                                              Directors of Euroclear Clearance System
                                                              Societe Cooperative. Chairman of the
                                                              Supervisory Board of Deutsche Borse AG.
                                                              Chairman of the Supervisory Board of DLW
                                                              AG. Member of the Supervisory Board of
                                                              Salamander AG. Member of the Supervisory
                                                              Board of Dyckerhoff AG. Member of the
                                                              Supervisory Board of Compagnie de Saint
                                                              Gobain S.A.

Richard Karl              53            Director           Group Chief Financial Officer and Member                    783
Goeltz                                                        of the Board of Directors of National
  Class I                                                     Westminster Bank Plc. Director and
                                                              Executive Vice President-Finance of
                                                              Joseph E. Seagram & Sons, Inc. (1976-1991).
                                                              Executive Vice President-Finance
                                                              of The Seagram Company Ltd. (1976-1991).

                                                                                                            Shares of Common Stock
                                                                                                               Beneficially Owned,
                                                                                                             Directly or Indirectly,
     Name                 Age       Position with Fund     Principal Occupations During Past Five Years         at May 6, 1996 (1)
     ----                 ---       ------------------     --------------------------------------------         ------------------

James Macmillan-          44            Director           Managing Director of DMG                                    --
Scott(2)(3)(4)                                                (since 1992). Chief Executive Officer
   Class I                                                    of The Germany Fund, Inc.,
                                                              The New Germany Fund, Inc. and
                                                              The Central European Equity Fund, Inc.
                                                              (1992-1994). Director of European
                                                              Equity of Merrill Lynch, Pierce, Fenner
                                                              & Smith Incorporated (1989-1992).

Dr. Franz Wilhelm         53            Director           Member of the Board of Directors of                         --
Hopp                                                          Victoria Holding AG, Victoria Lebens-
  Class III                                                   versicherung AG and Victoria Versi-
                                                              cherung AG. Chairman of the Supervisory
                                                              Board of Victoria Kapitalanlagegesellshaft
                                                              mbH. Former Chairman of the Board of
                                                              Wurttembergische Lebens-versicherung
                                                              AG,  Member of the Board of
                                                              Wurttembergische  AG
                                                              Versicherungs-Beteiligungsgesellschaft
                                                              and Wurttembergische
                                                              Versicherung AG (1990-1995). Deputy
                                                              Chairman of the Supervisory
                                                              Board of Leonberger Bausparkasse
                                                              AG. Member of the  Supervisory  Board
                                                              of Bankhaus Ellwanger & Geiger.

Ernst-Ulrich              62            Director           Chief Financial Officer and member of the                   --
Matz(5)                                                       Board of Directors of IWKA
  Class III                                                   Aktiengesellschaft. Member of the
                                                              Board of Directors of KUKA Welding
                                                              Systems + Robot Corp. Member of the
                                                              SupervisoryBoards of Bopp & Reuther AG,
                                                              Ex Cell-O Holding AG, Rotring Inter-
                                                              national GmbH & Co. KG, ARO S.A.
                                                              (Chateau-du-Loir). Member of the District
                                                              Advisory Boards of Deutsche Bank AG
                                                              (Mannheim) and Gerling-Konzern.
                                                              Chairman of the Rumanian Group in the
                                                              German East-West Trade Committee.

                                                                                                            Shares of Common Stock
                                                                                                               Beneficially Owned,
                                                                                                             Directly or Indirectly,
     Name                 Age       Position with Fund     Principal Occupations During Past Five Years         at May 6, 1996 (1)
     ----                 ---       ------------------     --------------------------------------------         ------------------

Christian H.              52            Director           Managing Director of DWS-Deutsche                           --
Strenger(2)(3)(4)                                             Gesellschaft fur Wertpapiersparen mbH
   Class III                                                  (since 1991).  Managing
                                                              Director of  Deutsche  Bank
                                                              Securities Corporation, the
                                                              predecessor to DMG (1986-1991).

Dr. Frank Tromel          60            Director           Chairman of the Board of Managing                           --
  Class III                                                   Directors of Delton AG (since 1990).
                                                              Chairman of the Supervisory Board
                                                              of Ceag AG (since 1981). Chairman
                                                              of the Board of Managing Directors of
                                                              Altana AG (1987-1990). Member of
                                                              the Board of Managing Directors of
                                                              Altana AG (1977-1987).

Bert W. Wasserman         63            Director           Former Executive Vice President and                       44,569
   Class III                                                  Chief Financial Officer of Time
                                                              Warner, Inc. (1990-1994). Member
                                                              of the Board of Directors of Time
                                                              Warner, Inc. (1990-1993).  Member
                                                              of the Office of the President and
                                                              Board of Directors of Warner Com-
                                                              munications Inc. (1981-1990). Member
                                                              of the Board of Trustees of the Baruch
                                                              School of the College of the City of
                                                              New York. Director of various
                                                              registered investment companies for
                                                              which The Dreyfus Corporation
                                                              acts as investment adviser. Director
                                                              of Mountasia Entertainment International,
                                                              Inc. and Lilian Vernon Corporation.

- ---------------------
(1) As of May 6, 1996, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Macmillan-Scott, Strenger and Wadsworth and Dr. Breuer each also serves as a Director of The Central European Equity Fund, Inc. and The Germany Fund, Inc., the two other closed-end registered investment companies for which DMG acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Dr. Breuer is an "interested" Director because of his affiliation with DBAM, with Deutsche Bank North America Holding Corp. and with Deutsche Bank AG ("Deutsche Bank"), of which DMG is an indirect wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; Mr. Macmillan-Scott is an "interested" Director because of his affiliation with DMG; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Messrs. Macmillan-Scott and Strenger and Dr. Breuer each own shares of Deutsche Bank, of which DBAM and DMG are wholly-owned subsidiaries. As of May 6, 1996, each such Director owned less than 1% of the outstanding shares of Deutsche Bank.

(5) Mr. Matz is a member of the Mannheim District Advisory Board of Deutsche Bank AG, an advisory group that meets on a yearly basis under the auspices of Deutsche Bank to discuss financial and economic matters. For his role, each member receives an honorarium from Deutsche Bank of DM 5,000 per year. The Mannheim District Advisory Board has no management authority with respect to Deutsche Bank or its subsidiaries and Mr. Matz is not an employee of Deutsche Bank or any subsidiary.

     The Board of Directors presently has an Audit Committee composed of Messrs. Cannon, Wadsworth and Wasserman. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended December 31, 1995. In addition, the Board has an Advisory Committee composed of Messrs. Cannon, Wadsworth and Wasserman. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and DMG (formerly known as Deutsche Bank Securities Corporation) and the Investment Advisory Agreement between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. During the current fiscal year, the Board of Directors established a Nominating Committee composed of Dr. Breuer, Mr. Cannon and Dr. Tromel. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DMG or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

     During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Dr. Hopp and Mr. Goeltz, attended at least 75% of the aggregate number of regular and special meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director attended at least 75% of the number of regular meetings of the Board.

    The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Central European Equity Fund, Inc. or The Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Central European Equity Fund, Inc. and The Germany Fund, Inc. reimburses the Directors who are not interested persons of such fund, the Investment Adviser or the Manager for certain out-of-pocket expenses, such as travel expenses, in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund and such other two funds for the year ended December 31, 1995, for each Director who is not an employee of Deutsche Bank, DWS, DMG or DBAM, and for all such Directors as a group:

                                                   Total Compensation From Fund,
                                                       The Central European
                           Aggregate Compensation      Equity Fund, Inc. and
    Name of Director              From Fund           The Germany Fund, Inc.
     ---------------       ----------------------  ----------------------------
John H. Cannon                    $  13,500                   $ 13,500
Dr. Franz Wilhelm Hopp            $   9,750                   $  9,750
Richard Karl Goeltz               $   9,750                   $  9,750
Ernst-Ulrich Matz                 $   7,250                   $  7,250
Dr. Francis H. Schott             $  13,500                   $ 13,500
Dr. Frank Tromel                  $  10,500                   $ 10,500
Robert H. Wadsworth               $  13,500                   $ 42,000
Bert W. Wasserman                 $  11,250                   $ 11,250
                                   --------                   --------
                   Total          $  89,000                   $117,500
                                   ========                   ========

     No compensation is paid by the Fund to Directors or officers who are employees of Deutsche Bank, DWS, DMG or DBAM.

     The officers of the Fund other than as shown above are:


          Name               Age    Position with Fund          Principal Occupations During Past Five Years
          -----              ---     ----------------           --------------------------------------------
G. Richard Stamberger        49    Chief Executive Officer       Managing Director of DMG (since 1993).
                                    and Executive                   President, Deutsche Asset Management
                                    Vice President                  North America Inc. (since 1995).
                                                                    Managing Director of C.J. Lawrence, Inc.
                                                                    (1990-1993). Managing Director of
                                                                    Prudential Equity Management Associates
                                                                    at the Prudential Insurance Company of
                                                                    America (1984-1989).

Robert R. Gambee             53    Vice President, Secretary     Director of DMG (since 1992). First Vice
                                     and Treasurer                  President of DMG (1987-1991).

Joseph Cheung                37    Assistant Secretary and       Vice President (since 1996), Assistant Vice
                                      Assistant Treasurer           President (1994-1996) and Associate
                                                                    (1991-1994) of DMG. Vice President and
                                                                    Treasurer of The CountryBaskets Index
                                                                    Fund, Inc. (since 1996).

     The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.
                                                     ---

     Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

     A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.
                                                     ---

     Required Vote. The affirmative vote of the holders of a majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of the Investment Adviser is located at Bockenheimer Landstrasse 42, 60323 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 6, 1996, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.
                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before January 10, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1995 to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY.


                                                   Robert R. Gambee
                                                   Secretary


Dated:     May 10, 1996


STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                    Attachment A

PROXY                        THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The New Germany Fund, Inc. (the "Fund") held of record by the undersigned on May 6, 1996 at an Annual Meeting of Stockholders to be held on June 21, 1996 or any adjournment thereof.

 1.ELECTION OF DIRECTORS.  [  ] FOR all nominees      [  ] WITHHOLDING AUTHORITY
                                listed below               to vote for all
                                (except as marked          nominees listed below
                                to the contrary below)

  (Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

CLASS II
(to serve until the 1999 Annual Meeting of Stockholders)
John A. Bult
John H. Cannon
Robert H. Wadsworth

2.TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE  WATERHOUSE  LLP AS
  INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

         [ ] APPROVE                [ ] DISAPPROVE               [ ] ABSTAIN

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3.TO CONSIDER AND ACT UPON ANY OTHER  BUSINESS AS MAY COME BEFORE THE MEETING OR
  ANY ADJOURNMENT THEREOF.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.


                                         ---------------------------------------
                                                    Name (please print)


                                         ---------------------------------------
                                            Name of Corporation (if applicable)


                                         (By)_______________(Date)__________1996
                                              (Signsture)


   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.